UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 13, 2026

HEICO CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-04604	65-0341002
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 Taft Street, Hollywood, Florida 33021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (954) 987-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HEI	New York Stock Exchange
Class A Common Stock, $.01 par value per share	HEI.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

On July 13, 2026, HEICO Corporation (“HEICO” or the “Company”) executed an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., PNC Capital Markets LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as the representatives of the several underwriters listed in Schedule 1 therein, with regard to the issuance and sale by the Company of $550,000,000 principal amount of the Company’s 4.950% Senior Notes due 2031 (the “2031 Notes”) and $650,000,000 principal amount of the Company’s 5.400% Senior Notes due 2036 (the “2036 Notes” and collectively with the 2031 Notes, the “Notes”). The Underwriting Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, indemnification rights and obligations of the parties, and termination provisions.

On July 16, 2026, the Company completed the public offer and sale of the Notes (the “Notes Offering”). The Company intends to use the net proceeds from the sale of the Notes to pay down borrowings outstanding on its Existing Credit Facility (as defined below).

The Notes were offered and sold pursuant to the Company’s shelf registration statement on Form S-3ASR, which became automatically effective on July 13, 2026 (File No. 333-297410). The Notes were issued pursuant to an Indenture, dated as of July 16, 2026 (the “Base Indenture”), between the Company and Truist Bank, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated as of July 16, 2026 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. Interest on the Notes is payable semi-annually in arrears on February 1 and August 1 of each year, commencing February 1, 2027. The 2031 Notes mature on August 1, 2031 and the 2036 Notes mature on August 1, 2036. The Notes are direct, unsecured senior obligations of the Company and rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness. HEICO may redeem the Notes at any time in whole, or from time to time in part, prior to the applicable par call date at the applicable redemption price described in the Indenture. On or after the applicable par call date the Notes will be redeemable, at HEICO’s option, at any time in whole, or from time to time in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the date of redemption. The Company may be required to make an offer to purchase the Notes upon the occurrence of a “change of control triggering event” as described in the Indenture.

The Indenture includes certain customary covenants that, among other things, limit the Company’s and its subsidiaries’ ability to grant liens to secure indebtedness or engage in sale and leaseback transactions and the Company’s ability to merge or consolidate with, or convey, transfer or lease all or substantially all of its assets to, a third party, as further described in the Indenture. Each of these limitations is subject to certain important qualifications and exceptions. The Indenture also includes certain customary events of default. The occurrence of an event of default will either automatically, in certain instances, or upon declaration by the Trustee or the holders of at least 25% in aggregate principal amount of the Notes at the time outstanding, in other instances, cause the acceleration of the amounts due under the Notes.

All references to the “Existing Credit Facility” in this Form 8-K refer to the revolving credit agreement, dated as of November 6, 2017, by and among the Company and the several banks and other financial institutions from time to time who are a party thereto, and Truist Bank, as Administrative Agent, as amended and as may be further amended, restated, supplemented, refinanced, refunded or replaced from time to time, including any such refinancing, refunding or replacement that increases the amount of borrowings thereunder or alters the maturity thereof.

The foregoing description of the Underwriting Agreement, the Notes and the Indenture does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the form of each Note, copies of which are filed as Exhibits 1.1, 4.1, 4.2, 4.3, and 4.4, respectively, hereto and are incorporated herein by reference.

Item 2.03. Creation of Direct Financial Obligation.

The information set forth in Item 1.01 above with respect to the Notes and the Indenture is incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 7.01. Regulation FD Disclosure.

On July 16, 2026, HEICO issued a press release announcing the completion of the Notes Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

The information included in this Item 7.01 and Exhibit 99.1 included with this Current Report on Form 8-K shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

A copy of the opinion delivered by Akerman LLP, counsel to the Company, regarding the legality of the Notes, is filed as Exhibit 5.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
1.1	Underwriting Agreement, dated July 13, 2026, by and among HEICO Corporation and BofA Securities, Inc., PNC Capital Markets LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule 1 thereto.
4.1	Indenture, dated July 16, 2026, between HEICO Corporation and Truist Bank, as trustee.
4.2	First Supplemental Indenture, dated July 16, 2026, between HEICO Corporation and Truist Bank, as trustee.
4.3	Form of 4.950% Notes due 2031 (form included as Exhibit A to the First Supplemental Indenture being filed herewith as Exhibit 4.2).
4.4	Form of 5.400% Notes due 2036 (form included as Exhibit B to the First Supplemental Indenture being filed herewith as Exhibit 4.2).
5.1	Opinion of Akerman LLP.
23.1	Consent of Akerman LLP (contained in Exhibit 5.1 filed herewith).
99.1	Press Release, dated July 16, 2026.
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEICO CORPORATION

Dated: July 16, 2026	By:	/s/ Carlos L. Macau, Jr.
Carlos L. Macau, Jr.
Executive Vice President -
Chief Financial Officer and Treasurer

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